SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)           August 30, 2002
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                                 Unitrin, Inc.
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             (Exact name of registrant as specified in its charter)

                                   Delaware
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        (State or other jurisdiction of incorporation or organization)


 One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)               (Zip Code)


                 0-18298                                95-4255452
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         (Commission File Number)          (I.R.S. Employer Identification No.)

                                (312) 661-4600
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             (Registrant's telephone number, including area code)

                                Not Applicable
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          (Former name or former address, if changed since last report)


Item 5. Other Events.

        On August 30, 2002, Unitrin, Inc., a Delaware corporation, entered into a $360 million revolving credit facility pursuant to a credit agreement dated as of August 30, 2002 (the "Credit Agreement") by and among Unitrin, the Lenders party thereto, Bank One, N.A., as administrative agent and Wachovia Bank, N.A., as syndication agent. Banc One Capital Markets, Inc. acted as lead arranger and sole book runner. The new credit facility, which expires on August 30, 2005, replaces Unitrin's former credit facility, which expired on August 30, 2002.

        A copy of the Credit Agreement is filed herewith as Exhibit 10.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)   Exhibits

        Exhibit No.        Exhibit

          10.1 Credit Agreement, dated as of August 30, 2002, by and among Unitrin, Inc., the Lenders party thereto, Bank One, N.A., as administrative agent and Wachovia Bank, N.A., as syndication agent.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Unitrin, Inc.
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Date:  September 4, 2002                  /s/ Scott Renwick
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                                    Scott Renwick
                                    Senior Vice President